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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT





PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934.


Date of Report (Date of earliest event reported):   November 24, 1998
                                                  ------------------------------

Commission File Number   000-23353
                       ---------------------------------------------------------


                               Denali Incorporated
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(Exact Name of Registrant in its Charter)


                   Delaware                                     76-0454641
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         (State or Other Jurisdiction of                      (I.R.S. Employer
         Incorporation or Organization)                      Identification No.)


1360 Post Oak Blvd., Suite 2250, Houston, Texas                    77056
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  (Address of Principal Executive Officers)                      (Zip Code)


                                  713-627-0933
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(Registrant's Telephone Number, Including Area Code)





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ITEM 5.           OTHER EVENTS

         As disclosed in Denali's news release dated November 24, 1998, Mr. Stephen T. Harcrow will no longer be able to perform his duties as a member of the executive committee, chairman of the board, and chief executive officer of the company due to a deterioration in his health due to cancer.

         As a result of Mr. Harcrow's disability, Denali has begun to make payments pursuant to the Salary Continuation Agreement between Denali and Mr. Harcrow. The company will recognize a $682,000 charge in the second quarter of FY 1999 as a result of triggering the payments under the Salary Continuation Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Exhibits

                  99.1     Denali Incorporated News Release dated
                           November 24, 1998








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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            DENALI INCORPORATED
                                                (Registrant)




Date:   December 15, 1998                   /s/ R. KEVIN ANDREWS
                                            ------------------------------------
                                            R. Kevin Andrews
                                            Chief Financial Officer
                                              (Principal Financial Officer and
                                               Principal Accounting Officer)











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                                INDEX TO EXHIBITS


  Exhibit
  Number         Description of Exhibit
  -------        ----------------------
   99.1          Denali Incorporated News Release dated November 24, 1998









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